UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 24, 2020

Date of Report (Date of earliest event reported)

Kinetic Group Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-216047	47-4685650
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

15 Walker Avenue, Suite 101

Baltimore, MD 21208

(Address of Principal Executive Offices)

(954) 817-8499

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

As of March 24, 2020, the Company entered into a share purchase agreement with Aitan Zacharin, the Company’s chief executive officer and director, pursuant to which the Company sold 4,798,800 shares of its common stock to Mr. Zacharin in a transaction that was exempt from registration under the Securities Act of 1933, as amended (the “Act”).

As of March 24, 2020, Kinetic Group Inc., the “Company”, Cantek Holdings (2020) Ltd., an Israeli company (“Cantek”) and the shareholders of Cantek (the “Cantek Shareholders”) entered into a Share Exchange Agreement pursuant to which the Company agreed to acquire 100% of the outstanding shares of Cantek in exchange for the issuance of 26,349,800 shares of common stock of the Company to the Cantek Shareholders and the Company’s commitment to issue 4,115,020 shares of preferred stock of the Company, each convertible into ten shares of Common Stock of the Company to the Cantek Shareholders in the future (the “Exchange Agreement”).

Cantek is a diverse, vertically aligned cannabis company centered around an extensive growing, processing and distribution operation in Israel for distribution domestically and in the European Union. Cantek is also supporting R&D operations to develop unique devices for more effective and controlled consumption, and intends to develop innovative products, cannabis strains and extraction methodology.

The Exchange Agreement includes representations and warranties of each of the Company. The Exchange Agreement provides that, if (i) the Company does not receive firm written commitments for investment not less than $15,000,000 on or before December 31, 2020, (ii) the Company fails to file its quarterly and annual reports on forms 10-Q and 10-K (the “Reports”) for the 12-month period following the date hereof (not including any filings with respect to the period prior to the Closing Date which have not been completed as of the date hereof), (iii) any of the representations and warranties of the Company shall have been untrue as of the date on which such representation or warranty was made or (iv) Chasdei Hashem Holdings Ltd, the primary shareholder of Cantek, and Aitan Zacharin mutually agree, the transactions contemplated by the Exchange Agreement may be reversed and will lose all force and effect, with the shares of Cantek reverting to the Cantek Shareholders and the Exchange Shares treated as though they were never issued by the Company.

Item 1.02 Termination of a Material Definitive Agreement

As of March 24, 2020, the Company terminated the Consulting Agreement with each of Mr. Aitan Zacharin and Mr. Mark Radom. It was agreed that the Company would have no further obligations under such agreements; provided, that Mr. Zacharin agreed to remain the Company’s Chief Executive Officer and Chief Financial Officer for such period as determined by the Company’s sole director,

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As of March 24, 2020, the Company sold 4,798,800 shares of its common stock to Aitan Zacharin, its CEO and CFO, in a transaction that was exempt from registration under the Act.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

In connection with the Cantek Transaction, Chasdei Hashem became the controlling shareholder of the Company. Each of Chasdei Hashem and the other holders of Company shares hold the following numbers and percentages of shares of the Company. Each of the stockholders listed below have granted to Chasdei Hashem a proxy and power of attorney with respect to all of such stockholder’s shares of the Company acquired under the Exchange Agreement

Stockholder	Shares of Common Stock	Shares of Preferred Stock	Percentage Ownership
Chasdei Hashem Holdings Ltd.	20,052,198	3,131,530	68.5%
Daniel Mahlouf	2,371,482	370,352	8.1%
David Zehavi	652,158	101,847	2.2%
Chagit Weinstock	652,158	101,847	2.2%
Sharon Israel	2,621,805	409,444	9.0%

The percentage ownership includes conversion of the Preferred Stock into Common Stock. The beneficial owner of the shares of Chasdei Hashem is Shiri Capuano. Shiri Capuano is the spouse of Samuel Capuano, the sole director of the Company.

The information set forth in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors

Samuel Capuano was appointed as a director of the Company. Mr. Capuano does not have any family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There is no arrangement or understanding pursuant to which Mr. Capuano was appointed as a member of the Board. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K, except for the Cantek Acquisition. It is contemplated that Mr. Capuano may serve on certain committees of the Board, but no such committee appointments have been made at this time.

Mr. Capuano and Cannabis Technology Laboratories Ltd., a subsidiary of the Company, are parties to an employment agreement pursuant to which Mr. Capuano receives a monthly salary of NIS 31,000.

Professional History of Samuel Capuano

Mr. Capuano has been the co-founder and chairman of Cantek since July 2019. Since July 2014 he has been the founder and chairman of Healthpro Ltd., a provider of online scheduling software solutions for independent healthcare professionals. Since February 2015, he has served the chairman of Ignite Health Ltd., which manufactures and markets for anti-aging. Since 2014, he has also invested in real estate and other business ventures. From 2009 to 2014, Mr. Capuano was the founder of Greensmoke an electronic cigarette company which was sold to Altria Group Inc., the parent company of the tobacco conglomerate Philip Morris USA, for $130M. At Greensmoke, Mr. Capuano was responsible for managing multiple departments including sales, Marketing, IT, e-commerce, R&D, engineering, production, legal and finance. Prior to founding Greensmoke, Mr. Capuano founded Silicon Innovations, and over the course of nearly 10 years created sophisticated websites for numerous large and small businesses across various industries including e-commerce, finance and banking.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Cantek required pursuant to this Item 9.01(a) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information of Cantek required pursuant to this Item 9.01(b) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC GROUP inc. a Nevada corporation

Dated: April 7, 2020	By:	/s/ Aitan Zacharin
Chief Executive Officer

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